UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

    PURSUANT TO SECTIONS 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): July 22, 2004


                              AVID TECHNOLOGY, INC.
             (Exact Name of Registrant as Specified in Its Charter)



          Delaware                        0-21174                 04-2977748
(State or Other Jurisdiction of    (Commission File Number)   (I.R.S. Employer
 Incorporation or Organization)                              Identification No.)


            Avid Technology Park, One Park West, Tewksbury, MA 01876
               (Address of Principal Executive Offices) (zip code)


       Registrant's telephone number, including area code: (978) 640-6789



                            This is Page 1 of 4 pages
                           Exhibit Index is on Page 4

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Item 12.  Disclosure of Results of Operations and Financial Condition

        On July 22, 2004, the Registrant announced its financial results for the quarter ended June 30, 2004. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

        The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of the Securities Exchange Act of 1934 (the "Exchange Act"), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.


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


                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 22, 2004                       AVID TECHNOLOGY, INC.
                                          (Registrant)


                                          By:  /s/Paul Milbury
                                              ----------------
                                              Paul Milbury
                                              Chief Financial Officer
                                              (Principal Financial Officer)



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                                  EXHIBIT INDEX


  Exhibit                 Description
  -------                 -----------

   99.1        Press release of the Registrant dated July 22, 2004.


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